Exhibit 99.1

MV PATENTS, LLC
(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 AND JUNE 30, 2012 AND THE
YEAR ENDED JUNE 30, 2013, AND THE
PERIOD FROM JULY 11, 2011 (INCEPTION) THROUGH JUNE 30, 2012 AND THE
PERIOD FROM JULY 11, 2011 (INCEPTION) THROUGH JUNE 30, 2013

MV PATENTS, LLC
(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 AND JUNE 30, 2012 AND THE
YEAR ENDED JUNE 30, 2013, AND THE
PERIOD FROM JULY 11, 2011 (INCEPTION) THROUGH JUNE 30, 2012 AND THE
PERIOD FROM JULY 11, 2011 (INCEPTION) THROUGH JUNE 30, 2013

-i-

Report of Independent Registered Public Accounting Firm

To the Member of

MV Patents, LLC (A Development Stage Company) Jacksonville, Florida

We have audited the accompanying balance sheets of MV Patents, LLC (a development stage company), as of June 30, 2013 and 2012, the related statements of operations and cash flows for the year ended June 30, 2013 and the period from July 11, 2011 (inception) through June 30, 2012 and the period from July 11, 2011 (inception) through June 30, 2013, and the related statement of changes in member’s deficit for the periods July 11, 2011 (inception) through June 30, 2013.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MV Patents, LLC as of June 30, 2013 and 2012 and the results of its operations and its cash flows for the year ended June 30, 2013 and for the periods from July 11, 2011 (inception) through June 30, 2012 and the period from July 11, 2011 (inception) through June 30, 2013 in conformity with accounting principles generally accepted in the United States of America.

The accompanying  financial statements have been prepared  assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company had a net loss of $886,877 for the year ended June 30, 2013, and $483,967 and $1,370,844 for the period from July 11, 2011 (inception) through June 30, 2012 and the period from July 11, 2011 (inception) through June 30, 2013, respectively.  The Company also has a working capital deficit of $698,828 and $91,672 at June 30, 2013 and 2012, respectively.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern.   Management’s plans as to these matters are also described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Warren Averett, LLC
Tampa, Florida
September 27, 2013

MV PATENTS, LLC
(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS

Assets	JUNE 30, 2013	JUNE 30, 2012
Current assets:
Cash	$2,523	$39,520
Total current assets	2,523	39,520
Deferred offering costs	38,500	-
Total assets	$41,023	$39,520

Liabilities and Member's Deficit
Current liabilities:
Contingent liabilities	$441,527	$37,500
Accounts payable and accrued expenses	259,824	93,692
Total current liabilities	701,351	131,192
Long-term liabilities:
Accrued salaries	435,516	242,295
Participation rights	275,000	150,000
Total long-term liabilities	710,516	392,295
Total liabilities	1,411,867	523,487
Member's deficit accumulated during the development stage	(1,370,844)	(483,967)
Total liabilities and member's deficit	$41,023	$39,520

See accompanying notes to the financial statements.

MV PATENTS, LLC
(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS

	FOR THE YEAR ENDED JUNE 30, 2013	PERIOD FROM JULY 11, 2011 (INCEPTION) THROUGH JUNE 30, 2012	PERIOD FROM JULY 11, 2011 (INCEPTION) THROUGH JUNE 30, 2013

Operating expenses:	$6,374	$19,377	$25,751
Business development advisory	407,763	20,000	427,763
Legal and funding agreements	31,135	99,139	130,274
Interest expense	4,759	1,363	6,122
Operational T&E	56,850	22,706	79,556
Patent prosecution legal team	139,964	39,087	179,051
Patent transfer license fees	43,750	35,000	78,750
Accrued salaries	193,221	242,295	435,516
Valuation expert	3,061	5,000	8,061
Total operating expenses	886,877	483,967	1,370,844
Net loss	$(886,877)	$(483,967)	$(1,370,844)

See accompanying notes to the financial statements.

STATEMENTS OF CHANGES IN MEMBER'S DEFICIT

FOR THE PERIOD FROM JULY 11, 2011 (INCEPTION) THROUGH JUNE 30, 2013

Balance, July 11, 2011 (Inception)	$-

Net loss	(483,967)

Balance, June 30, 2012	(483,967)

Net loss	(886,877)

Balance, June 30, 2013	$(1,370,844)

See accompanying notes to the financial statements.

MV PATENTS, LLC
(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS

	FOR THE YEAR ENDED JUNE 30, 2013	PERIOD FROM JULY 11, 2011 (INCEPTION) THROUGH JUNE 30, 2012	PERIOD FROM JULY 11, 2011 (INCEPTION) THROUGH JUNE 30, 2013

Cash flows from operating activities:
Net loss	$(886,877)	$(483,967)	$(1,370,844)
Adjustments to reconcile net (loss) to net cash flows (used in) operating activities:
Change in operating liabilities:
Accounts payable and accrued expenses	166,132	93,692	259,824
Accrued salaries	193,221	242,295	435,516
Contingent liabilities	404,027	37,500	441,527
Net cash used by operating activities	(123,497)	(110,480)	(233,977)

Cash flows from financing activities:
Deferred offering costs	(3,500)	-	(38,500)
Proceeds from participation rights	125,000	150,000	275,000
Net cash provided by financing activity	86,500	150,000	236,500

Net (decrease) increase in cash	(36,997)	39,520	2,523

Cash, beginning of year/period	39,520	-	-

Cash, end of year/period	$2,523	$39,520	$2,523

Supplemental disclosures of cash flow information:

Cash paid during the year/period for:
Income taxes	$-	$-	$-
Interest	$-	$-	$-

See accompanying notes to the financial statements.

MV PATENTS, LLC
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

1.      Nature of Business and Development Stage Activities

MV Patents, LLC (the Company) is in the developmental stage, and has limited operations. The Company is a limited liability company organized in the state of Florida on July 11, 2011. The Company  owns  patent  portfolios. The business plan of the Company is to assert its intellectual property rights to monetize its patents through net recoveries. Net recoveries relates to monetary payments received by the Company in respect to its patents through judgments, settlements, royalty agreements, or other disposition of the patents or cash proceeds of any equity actually received as consideration for any such disposition, including those received in connection with litigation.

The Company has no technologies or technology operations.

2.      Basis of Presentation

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. As shown in the accompanying financial statements, the Company is currently in the development stage with losses for all periods presented.  The Company had a net operating loss of $886,877 for the year ended June 30, 2013 and a members’ deficit accumulated during the development stage of $1,370,844. The Company also has a working capital deficit of $698,828 and $91,672 at June 30, 2013 and 2012, respectively. The Company has not established an ongoing source of revenues and has funded activities to date exclusively from participation rights. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The Company is subject to a number of risks similar to other companies in the developmental stage, including, but not limited to, the need to obtain adequate funding and possible risk of failure to monetize the patents.  If the Company does not successfully monetize the patents, it will be unable to generate revenues or achieve profitability.

While the Company believes it will be successful in obtaining the necessary financing to fund its operations, meet revenue projections, by monetizing their patents, and manage costs, there are no assurances that such additional funding will be achieved and that it will succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts of liabilities that might be necessary should the Company be unable to continue as a going concern.

MV PATENTS, LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

3.         Summary of Significant Accounting Policies

The significant accounting policies followed are:

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting periods. Actual results could differ from those estimates.

Development Stage Company

The accompanying financial statements have been prepared in accordance with the provisions of the guidance for developmental stage companies.

Cash Equivalents

The Company considers all highly liquid debt instruments with original maturities of three months or less when acquired to be cash equivalents. The Company had no cash equivalents as of June 30, 2013 and 2012, respectively. All cash balances are maintained at financial institutions, and have never exceeded federally insured limits. Accordingly, the Company has never experienced any losses related to these balances.

Intangible Assets

The Company has several patent portfolios, which were transferred by the Company’s member from another commonly owned company for nominal value, which represented the historical cost basis at the at the date of transfer.  As of June 30, 2013 and 2012, $-0- value has been assigned to the patents.

Income Taxes

As a single member LLC during the periods covered by these financial statements, the member has elected, as provided under sections of the federal and state income tax laws, to have the Company’s income taxed directly as a sole-proprietor. Therefore, the related income or loss is allocated directly to the member and the member reports the amounts on his tax returns rather than the Company being responsible for corporate income taxes.

MV PATENTS, LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

3.         Summary of Significant Accounting Policies (continued)

The Company adopted authoritative guidance that requires the Company to evaluate its tax positions for any uncertainties based on the technical merits of the position taken. The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be upheld on examination by taxing authorities.

Deferred Offering Costs

The Company incurred direct incremental costs associated with procuring financing. These costs are deferred and recorded as an asset, and will be amortized over the life of the debt.

Contingent Liabilities

Liabilities for loss contingencies arising from assessments, estimates or other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated.

4.      Participation Rights

The Company obtained funding from various unrelated third party investors.  The investors have the right to participate in future monetary amounts related to net recoveries as defined in Note 1. The investors have the option to convert their participation rights contingent upon the Company obtaining subsequent funding of at least $2,250,000.  The contingent conversion option allows the investors to convert $100 of their initial participation right into $120 of the subsequent funding in the pursuit of monetizing patents.  The participation rights accrue interest at eight percent per annum and cease upon conversion.  In the event that no conversion occurs, the investors have the right to receive their original participation investment and accrued interest, plus two times their original participation investment.  The Company has no obligation to make any payments to the investors unless net recoveries are obtained.  As of June 30, 2013 and 2012, $150,000 and $25,000 is included in participation rights on the balance sheet, respectively.  The contingent conversion option will be recorded at the date the Company can estimate the proceeds from the net recoveries.

The Company received $125,000 in cash related to a funding agreement from an unrelated third-party investor. The investor has the obligation to fund an additional $375,000 upon the Company obtaining subsequent financing of $2,250,000. Related to the funding agreement, the investor has the right to participate in the net recoveries described in Note 1 pursuant to a predetermined schedule that escalates the payments based on increasing net recoveries. As of June 30, 2013 and 2012, $125,000 is included in participation rights on the balance sheet.

MV PATENTS, LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

4.      Participation Rights (continued)

The Company will amortize the above participation rights under the units of revenue method at the time the Company can reasonably estimate the potential net recoveries as defined in Note 1. The Company has classified the participation rights as a long-term liability as net recoveries are not expected in the next twelve months.

5.      Related Parties

As described in Note 3, the Company was assigned patents from a related party that is related to the Company through common ownership.  The Company's managing member owns a controlling interest in this related party.  The Company has an agreement with this related party to distribute a percentage of proceeds from net recoveries as defined in Note 1.

The above terms and amounts are not necessarily indicative of the terms and amounts that would have been incurred had comparable transactions been entered into with independent parties.

6.      Contingent Liabilities

The Company retains the services of law firms that specialize in intellectual property licensing, enforcement and patent law. The Company also retains business advisory firms that specialize in obtaining funding for potential patent infringement cases. The law and business advisory firms are retained on an hourly fee, contingent fee or blended fee basis. In a contingency fee arrangement, the firms are paid a scaled percentage of any negotiated fees, settlements or judgments awarded, based on how and when the fees, settlements or judgments are obtained. As of June 30, 2013 and June 30, 2012, the Company did not recognize any contingent expenses related to any potential litigation.

A portion of these fees are contingent on a subsequent funding received by the Company. The Company had $441,527 and $37,500 in contingent liabilities, as of June 30, 2013 and 2012, respectively, based on the subsequent funding contingency because the event was considered probable, and the amount could be reasonably estimated.  The Company has classified these liabilities as long-term as they are not expected to be paid in the next 12 months.

MV PATENTS, LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

7.      Subsequent Events

MVP  Portfolio,  LLC  was  formed  on  July  26,  2013  as  a  wholly  owned  subsidiary  of  the Company.  On August 30, 2013, the Company transferred all of its patents to MVP Portfolio, LLC.  The patents were transferred without recourse.  Any contingent liabilities related to future earnings or net recoveries from the patents remain with the Company.

On August 23, 2013, the Company received a letter of intent from a public company to purchase the ownership interest of MVP Portfolio, LLC, including the patents.  According to the letter of intent, the Company will receive cash and shares representing 28.75 percent of the public company outstanding stock.

On September 12, 2013, the Company received $50,000 through a demand promissory note with the public company who issued the letter of intent.  The note bears interest at 12.00 percent.

On September 13, 2013, the Company signed an agreement for an additional convertible participation right of $20,000, in exchange for existing accounts payable, subject to the same terms as those in Note 4.